UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2005

BearingPoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive

McLean, VA 22102

(Address of principal executive offices)

Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Matters.

On September 7, 2005, we issued a press release that contained information regarding the matters discussed below. The press release is attached as Exhibit 99.1 hereto.

Status of 2004 Financial Statements

On July 20, 2005, BearingPoint, Inc. (the “Company”) disclosed that it continued to make the completion of its financial statements for calendar year 2004 and the related SEC filings a top priority. By devoting substantial additional internal and external resources to the completion of the 2004 financial statements, the Company indicated that it expected to complete its 2004 financial statements and related SEC filings by the end of summer in September, with the Company’s Forms 10-Q for the first and second quarters of 2005 to be filed concurrently or shortly thereafter. At this time, due to the volume of work and review involved, the Company believes that a reasonable time frame for completion of the process is the latter part of October. However, the Company recognizes that additional issues may arise during completion of the financial statements, and that this could delay completion of the process during the October time frame. As a result, the Company will update its disclosures regarding the time frame for completing its 2004 financial statements and related filings as appropriate. At this point, the Company believes it will file its Forms 10-Q for the first and second quarters of 2005 reasonably promptly after completion of its 2004 financial statements and related filings. However, as previously disclosed, the Company believes that it will not file its Form 10-Q for the third quarter of 2005 in a timely fashion.

SEC Investigation

The SEC has issued a formal order of investigation in the previously disclosed informal investigation. The Company believes that the subject matter of the formal investigation is substantially the same as the subject matter of the previously disclosed informal investigation. The Company continues to cooperate with the SEC investigation.

Item 9.01	Financial Statements and Exhibits

(c) Exhibit 99.1 Press Release, dated September 7, 2005

Forward-Looking Statements

Some of the statements in this Form 8-K (including Exhibit 99.1) constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations, estimates and projections. Words such as “expects,” “believes” and similar expressions are used to identify these forward-looking statements. The forward looking statements in this Form 8-K include, without limitation, statements about the timing of the completion of the Company’s 2004 financial statements and the timing of the filing of the Company’s Forms 10-Q for the first and second quarters of 2005. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. As a result, these statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2005	BearingPoint, Inc.

	By:	/s/ Judy Ethell
Judy Ethell
Executive Vice President – Finance and Chief Accounting Officer